EXHIBIT 21

                            FRANKLIN RESOURCES, INC.
                    FOR FISCAL YEAR ENDED SEPTEMBER 30, 1996
                         LIST OF PRINCIPAL SUBSIDIARIES*
                                                                  State or
                                                                  Nation
                                                                  of Incor-
Name                                                              poration

Closed Joint-Stock Company Templeton                              Russia
Continental Property Management Company                           California
FCC Receivables Corp.                                             Delaware
Franklin Advisers, Inc.                                           California
Franklin Advisory Services, Inc.                                  Delaware
Franklin Agency, Inc.                                             California
Franklin Bank                                                     California
Franklin Capital Corporation                                      Utah
Franklin Institutional Services Corporation                       California
Franklin Investment Advisory Services, Inc.                       Delaware
Franklin Management, Inc.                                         California
Franklin Mutual Advisers, Inc.                                    Delaware
Franklin Partners, Inc.                                           California
Franklin Properties, Inc.                                         California
Franklin Real Estate Management, Inc.                             California
Franklin Templeton Holding Limited                                Mauritius
Franklin Templeton Services, Inc.                                 Delaware
Franklin Templeton Trust Company                                  California
Franklin/Templeton Distributors, Inc.                             New York
Franklin/Templeton Investor Services, Inc.                        California
Franklin/Templeton Travel, Inc.                                   California
FS Capital Group                                                  California
FS Properties Inc.                                                California
ILA Financial Services, Inc.                                      Arizona
Orion Fund Management Limited                                     Bermuda
Property Resources Equity Trust                                   California
Property Resources, Inc.                                          California
T.G.H. Holdings Ltd.                                              Bahamas
TDA Emerging Europe Fund, LLC                                     Delaware
Templeton Global Value Investors, Inc.                            Delaware
Templeton Asset Management India Pvt. Ltd.                        India
Templeton Asset Management Ltd.                                   Japan
Templeton Direct Advisors, Inc.                                   Delaware
Templeton Direct Investments, Inc.                                Delaware
Templeton France S.A.                                             France
Templeton Funds Annuity Company                                   Florida
Templeton Funds Trust Company                                     Florida
Templeton Global Advisors Limited                                 Bahamas
Templeton Global Investors Limited                                England
Templeton Global Investors, Inc.                                  Delaware
Templeton Global Strategic Services (Deutschland) GmbH            Germany
Templeton Global Strategic Services S.A.                          Luxembourg
Templeton Heritage Limited                                        Canada
Templeton Holdings Limited                                        England
Templeton International, Inc.                                     Delaware
Templeton Investment Counsel, Inc.                                Florida
Templeton Investment Holdings (Cyprus) Limited                    Cyprus
Templeton Investment Management (Australia) Limited               Australia
Templeton Investment Management Co., Ltd.                         Singapore
Templeton Investment Management Limited                           England
Templeton Italia, Srl.                                            Italy
Templeton Management Limited                                      Canada
Templeton Quantitative Advisors, Inc.                             Delaware
Templeton Trust Services Pvt. Ltd.                                India
Templeton Unit Trust Managers Limited                             England
Templeton Worldwide, Inc.                                         Delaware
Templeton/Franklin Investment Services
(Asia) Limited                                                    Hong Kong
Templeton/Franklin Investment Services, Inc.                      Delaware
Templeton/National Bank of Greece (Luxembourg) S.A.               Luxembourg

*All subsidiaries currently do business only under their corporate name except for Templeton Quantitative Advisors, Inc., which also operates under the assumed name, "The DAIS Group"; Templeton Investment Counsel, Inc. which also operates under the name "Templeton Global Bond Managers"; and Templeton/Franklin Investment Services, Inc. which also operates under the assumed name, "Templeton Portfolio Advisory". All Templeton subsidiaries also on occasion use the name Templeton Worldwide.